HomeBanc Mortgage Trust 2005-3

Publicly Offered Note Computational Materials: Term Sheet

New Issue Marketing Materials

$ 980,647,000 HomeBanc Mortgage Trust 2005-3

HMB Acceptance Corp.

Depositor

Wells Fargo Bank, N.A.

Master Servicer

Bear, Stearns & Co. Inc. KeyBanc Capital Markets

Underwriters

All Statistical Information based upon Information as of May 1, 2005

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                      May 19, 2005

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates.  Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities in any state where the offer or sale is not permitted..  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

$ 980,647,000

HomeBanc Mortgage Trust 2005-3

Notes are priced to the Optional Clean-Up Call of 20%

Class	Size (1)	Expected Rating S&P/Mdys	Credit Enhance % (1)(2)	Note Interest Rate	Collateral	Note Type
A	$ 832,662,000	AAA/Aaa	15.60%	LIBOR (3)	Total Pool	Senior Floater
A-2	$ 98,657,000	AAA/Aaa	5.60%	LIBOR (3)	Total Pool	Senior Mezz. Floater
M-1	$16,278,000	AA+/Aa1	3.95%	LIBOR (3)	Total Pool	Subordinate Floater
M-2	$7,399,000	AA/Aa2	3.20%	LIBOR (3)	Total Pool	Subordinate Floater
M-3	$5,426,000	AA-/Aa3	2.65%	LIBOR (3)	Total Pool	Subordinate Floater
M-4	$9,866,000	A/A2	1.65%	LIBOR (3)	Total Pool	Subordinate Floater
M-5	$10,359,000	BBB/Baa2	0.60%	LIBOR (3)	Total Pool	Subordinate Floater

Non Offered Securities
B	$5,919,000	BB/Ba2	0.00%	LIBOR (3)	Total Pool	Subordinate Floater
Equity Cert.						Trust Certificate

Prepayment Pricing Speed is 25% CPR.
Notes are subject to a variance of +/- 10%
(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization (“OC”) and excess spread.
(2)	Credit enhancement for the Notes will be provided by a combination of subordination provided to the Class A-1 and Class A-2 (collectively, the “Class A Notes”) by the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Notes, OC and excess spread, all as more fully described herein. The Class A-2 Notes will provide additional credit enhancement to the Class A-1 Notes, respectively. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date with an
Overcollateralization Target of 0.70% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.
(3)	The Note Interest Rate for the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B Notes will be the least of (a) a floating rate based on One-Month LIBOR plus [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]% and [x.xx]%,
respectively, (b) 11.500% and (c) the Available Funds Rate. The Available Funds Rate will equal the product of (i) the quotient of (a) 360 divided by (b) the actual number of days in the accrual period, multiplied by (ii) the quotient of (a) the total interest received or advanced on the mortgage loans for the related collection period divided by (b) the aggregate note balance as of the first day of the related accrual period.
On the first Payment Date after the first possible Optional Clean-Up Call Date, the margin for the Class A Notes will increase to 2 times the original margin, and the margin for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, and Class B Notes will increase to 1.5 times the original margin.

Description of the Collateral: The mortgage loans are first lien (95.2%)and second lien (4.8%) adjustable-rate mortgage loans secured by one- to four-family residential properties and individual condominium units. Approximately 96.4% of the mortgage loans have an initial fixed-rate period of six months, three years, five years or seven years while 3.6% of the deal is One-Month LIBOR ARMs. After each loan with an initial fixed rate period is out of its respective fixed rate period, the interest rate on each mortgage loan will adjust semi-annually based on Six-Month LIBOR plus a margin.

Except for one loan representing .04% of the mortgage pool, all of the mortgage loans are interest-only for the first 10 years after origination and then fully amortize over the remaining term.

None of the mortgage loans have penalties for full or partial prepayments.

All Hybrid ARMs have an original term of 360, 1-Month ARMs have an original term of 300 months, while 6-Month ARMs have original terms of 240, 300, and 360 months.

Approximately 71.3% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and Freddie Mac).

4.8% of the pool are second liens which includes 3.1% of the pool that are second liens behind a first lien that is also included in this pool.

The two states with the largest concentration are Florida (57.0%) and Georgia (37.3%).

None of the Mortgage Loans that were originated between October 1, 2002 and March 7, 2003 are subject to the Georgia Fair

Lending Act. None of the Mortgage Loans are High Cost Mortgage Loans.

The non-zero weighted average FICO score is 726.

The weighted average LTV is 75.9%. The weighted average CLTV including subordinate financing at the time of origination is

86.2%.

6.8% of the mortgage loans are covered by a lender-paid primary mortgage insurance policy.

All of the first lien mortgage loans with LTVs greater than 80% have mortgage insurance up to the required agency limits, except for 3 mortgage loans (comprising approximately 0.05% of the mortgage pool).  None of the mortgage loans are secured by additional collateral or pledged assets.

 Approximately 24.3% of the mortgage loans have conforming balances based upon the loan size limits as set by Fannie Mae and Freddie Mac.

More detailed collateral information is provided below and in the attached Exhibit IV.

Loan Description	% of Pool	Gross WAC	Net WAC	WAM (mos.)	Gross Margin	Net Margin	Periodic Cap	Max Rate	Mos to Roll	Rem IO Term
1-Month LIBOR ARM Uncapped 10Y IO	3.46%	4.644%	4.352%	298	2.000%	1.708%	0.000%	11.813%	1	118
1-Month LIBOR ARM- 10Y IO	0.17%	4.616%	4.342%	296	1.920%	1.645%	5.000%	12.000%	1	116
6-Month LIBOR ARM Uncapped 10Y IO	7.91%	6.383%	5.951%	270	3.275%	2.843%	0.000%	14.400%	5	119
6-Month LIBOR ARM- 10Y IO	1.46%	4.878%	4.589%	295	2.171%	1.882%	4.900%	12.005%	5	116
3/6 LIBOR Hybrid ARM- Uncapped 10Y IO	18.22%	5.453%	5.203%	359	2.254%	2.004%	0.000%	12.886%	35	119
5/6 LIBOR Hybrid ARM- Uncapped 10Y IO	60.09%	5.653%	5.375%	359	2.252%	1.972%	0.000%	12.897%	59	119
5/6 LIBOR Hybrid ARM- 10Y IO	0.01%	5.875%	5.625%	359	2.250%	2.000%	5.000%	10.875%	59	119
7/6 LIBOR Hybrid ARM- 10Y IO- Uncapped	8.69%	5.769%	5.512%	359	2.251%	1.977%	0.000%	12.922%	83	119
Totals:	100.00%	5.637%	5.352%	349	2.323%	2.036%	4.911%	12.964%	49	119

Summary of Terms:
Depositor:	HMB Acceptance Corp.
Mortgage Loans Seller and	HomeBanc Corp.
Servicer:
Sub Servicer:	HomeBanc Mortgage Corporation.
Master Servicer and Securities	Wells Fargo Bank, N.A.
Administrator:
Originator:	HomeBanc Mortgage Corporation.
Underwriters:	Bear, Stearns & Co. Inc. and KeyBanc Capital Markets.
Custodian:	JPMorgan Chase Bank, National Association.
Indenture Trustee:	US Bank National Association.
Owner Trustee:	Wilmington Trust Company.
Rating Agencies:	Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. and Moody’s
Investors Service.
Cut-off Date:	May 1, 2005.
Settlement Date:	May 27, 2005.
Payment Date:	25th day of each month (or the next business day), commencing June 2005.
Optional Clean-Up Call:	The holder of the Equity Certificate may repurchase from the trust all of the mortgage loans at par plus accrued interest when the aggregate principal balance of the mortgage loans is reduced to 20% of the aggregate principal balance of the mortgage loans. It is anticipated that HMB Acceptance Corp. will retain the Equity Certificate.
Registration:	The Offered Notes will be available in book-entry form through DTC.
Denominations:	The Offered Notes are issuable in minimum denominations of an original amount of
$25,000 and multiples of $1,000 in excess thereof.
Legal Structure:	Owner Trust.
Tax Status:	The Notes, other than those Notes retained by the Seller, are expected to be treated as debt instruments for federal income tax purposes.
ERISA Considerations:	The Notes are expected to be eligible for purchase by ERISA plans. A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Notes to a transaction prohibited or not otherwise permissible under ERISA.
SMMEA Eligibility:	The Notes will not be “mortgage related securities” for purposes of the Secondary
Mortgage Market Enhancement Act of 1984.

P&I Advances:

The Servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Servicer reasonably believes that such cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Notes and are not intended to guarantee or insure against losses.  If the Servicer fails to make delinquency advances, the Master Servicer will be obligated to make such advances.

Net Mortgage Rate:

On any mortgage loan, the then applicable mortgage rate thereon minus the applicable servicing fee rate. All ongoing compensation for the Owner Trustee, Indenture Trustee and Custodian will be paid by the Master Servicer from float income generated by cash collections held by the Master Servicer from the Determination Date through the Payment Date.

Formula Rate:	For any class of Notes, the lesser of (1) One-Month LIBOR plus the applicable margin and (ii) 11.500%.
Interest Payments:

On each Payment Date holders of the Notes will be entitled to receive the interest that has accrued on the Notes at the related Note Interest Rate (as described in the footnotes to the table on page 3) during the accrual period, and any interest due on a prior Payment Date that was not paid.

The “accrual period” for all of the Notes will be the period from and including the preceding Payment Date (or from the Settlement Date with respect to the first Payment Date) to and including the day prior to the current Payment Date.  The trustee will calculate interest on the Notes on an actual/360 basis. The Notes will settle flat on the Closing Date.

Credit Enhancement:

Subordination: Initially, 15.60% for the Class A-1 Notes, 5.60% for the Class A-2 Notes, 3.95% for the Class M-1 Notes,  3.20% for the Class M-2 Notes,  2.65% for the Class M-3 Notes, 1.65% for the Class M-4 Notes, 0.60% for the Class M-5 Notes and  0.00% for the Class B Notes.

Overcollateralization (“OC”): Initial (% Orig.) 0.00% OC Target (% Orig.) 0.70% Stepdown (% Current) 1.40% OC Floor (% Orig.) 0.50%
Excess spread, which will initially be equal to approximately [198] bps per annum (before losses) as of the Cut-off Date, is expected to be available to cover losses and to maintain the OC Target.

Interest Funds:

With respect to any Payment Date, the sum of (1) all interest received or advanced by the Servicer or the Master Servicer for the related collection period, (2) all compensating interest payments paid with respect to the mortgage loans that prepaid during the related prepayment period and (3) the portion of any purchase price or other amount paid with respect to the mortgage loans allocable to interest; net of any fees or other amounts reimbursable to the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee, the Custodian, the Owner Trustee and any LPMI insurer.

Principal Funds:	With respect to any Payment Date, the sum of (1) the principal portion of all scheduled monthly payments on the related mortgage loans due on the related due date, to the extent received or advanced; (2) the principal portion of all proceeds of the repurchase of a mortgage loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the mortgage loan purchase agreement during the preceding calendar month; (3) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related mortgage loans, including full and partial prepayments, the proceeds of any repurchase of such mortgage loans by the Seller, Servicer or the holder or the Equity Certificate, liquidation proceeds and insurance proceeds; net of any fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee, the Custodian, the Owner Trustee and any LPMI insurer (to the extent not reimbursed from Interest Funds) .

Accrued Note Interest:

For any Payment Date and each class of Notes,  interest accrued during the related Accrual Period at the then-applicable Note Interest Rate on the related Note Principal Balance thereof immediately prior to such Payment Date minus any Deferred Interest for such class.

Available Funds Rate:	With respect to any Payment Date and the Notes, the per annum rate equal to the product of (1) (a) 360 divided by (b) the actual number of days in the accrual period and (2) (a) Interest Funds for such Payment Date, divided by (b) the aggregate Class
Principal Amount of the Notes as of the first day of the related accrual period.

Basis Risk Carryforward	For any Payment Date, the sum of (i) if the Note Interest Rate for a Class of Notes is

Amount:

calculated based on the Available Funds Rate, the excess, if any, of (a) the amount of Accrued Note Interest calculated using the lesser of (x)One-month LIBOR plus the related margin and (y) 11.50% over (b) the amount of Accrued Note Interest calculated using a Note Interest Rate equal to the related Available Funds Rate for such Payment Date and (ii) the Basis Risk Carryforward Amount for all previous Payment Dates not previously paid plus interest thereon at the related Note Interest Rate.

Extra Principal Distribution Amount	With respect to any Payment Date, the lesser of (x) the Net Monthly Excess Interest: for such Payment Date and (y) the Overcollateralization Deficiency Amount for such Payment Date.
Net Monthly Excess Cashflow:

With respect to any payment date,  (a) the sum of (1) the Overcollateralization Release Amount, (2) Monthly Excess Interest and (3) any Principal Payment Amount remaining after application under “Priority of Payments—Principal Distributions” below minus (b) the Extra Principal Payment Amount.

Monthly Excess Interest:	With respect to any payment date, the amount of Interest Funds remaining after application under “Priority of Payments—Interest Distributions” below.

Principal Payment Amount:	With respect to any payment date, (a) the sum of (1) the Principal Funds for such payment date and (2) the Extra Principal Payment Amount for such Payment Date minus (b) the Overcollateralization Release Amount.

Priority of Payments:	On each Payment Date, distributions on the Notes, to the extent of available Principal Funds and Interest Funds, will be made according to the following priority:

Interest Distributions:

1) Interest Funds will be distributed to the holders of the Class A, pro rata, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B, sequentially, in the preceding order, to the extent of the related Accrued Note Interest for such class for such Payment Date;

Principal Distributions:

Prior to the Stepdown Date or on which a Trigger Event is in effect:

1)

From the Principal Funds, payments of principal to the holders of the Class A-1 and Class A-2 Notes, pro rata, until the Note Principal Balance of each such class has been reduced to zero;

2)

To the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M5 and Class B Notes, sequentially, from remaining Principal Funds derived from the mortgage loans, until the Note Principal Balance of such class has been reduced to zero; and

3)

Any remainder as part of Net Monthly Excess Cashflow as described below.

On or after the Stepdown Date on which a Trigger Event is not in effect:

1)

From the Principal Funds, the Class A Principal Distribution Amount to the holders of the Class A-1 and Class A-2 Notes, pro rata, until the Note Principal Balance of each such class has been reduced to zero;

2)

To the holders of the Class M-1 Notes, Class M-1 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

3)

To the holders of the Class M-2 Notes, Class M-2 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

4)

To the holders of the Class M-3 Notes, Class M-3 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

5)

To the holders of the Class M-4 Notes, Class M-4 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

6)

To the holders of the Class M-5 Notes, Class M-5 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero; and

7) To the holders of the Class B Notes, Class B Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero; and 8) Any remainder as part of  Net Monthly Excess Cashflow as described below

Net Monthly Excess Cashflow will be distributed as follows:

1) To the holders of the Class A, pro rata, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B, sequentially, in an amount equal to the Extra Principal Distribution Amount, payable to such holders as part of Principal Distribution Amount;

2) sequentially, in the following order, to the holders of the Class A-1, Class A2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Notes in amount equal to the Deferred Interest for such Notes;

3) sequentially, in the following order, to the holders of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Notes any Basis Risk Carryforward Amount for such Notes on such payment date to the extent not covered by the related Cap Agreement; and

4) to the holders of the Equity Certificates as provided in the Indenture and the Trust Agreement.

Overcollateralization Deficiency	For any Payment Date, the amount, if any, by which the Overcollateralization Target
Amount:	Amount exceeds the Overcollateralization Amount on such Payment Date.
Overcollateralization Target	With respect to any payment date (a) prior to the Stepdown Date, approximately
Amount:

0.70% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date, (b) on or after the Stepdown Date and if a Trigger Event is not in effect, the greater of (i) the lesser of (1) approximately 0.70% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date and (2) 1.40% of the then current aggregate Stated Principal Balance of the mortgage loans as of that distribution date and (ii) the Overcollateralization Floor, which is approximately $4,932,830, and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding payment date.

Overcollateralization Release	With respect to any Payment Date is the lesser of (x) the sum of the Principal Funds
Amount:

for such Payment Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Payment Date (assuming that 100% of such Principal Payment Amount is applied as a principal payment on such Payment Date) over (ii) the Overcollateralization Target Amount for such Payment Date (with the amount pursuant to clause (y) deemed to be $0 if the Overcollateralization Amount is less than or equal to the Overcollateralization Target Amount on that Payment Date).

Overcollateralization Amount:	For any Payment Date, the amount, if any, by which (i) the aggregate Stated Principal Balance of the mortgage loans exceeds (ii) the aggregate Note Principal Balance of the Notes.
Realized Losses:

With respect to a mortgage loan is a (1) a Bankruptcy Loss or (2) as to any Liquidated Mortgage Loan, the unpaid principal balance thereof plus accrued and unpaid interest thereon at the mortgage rate through the last day of the month of liquidation less the net liquidation proceeds with respect to such mortgage loan and the related mortgaged property.

Deferred Interest:

For any class of notes and any payment date, (a) the amount of interest accrued on the Principal Deficiency Amount for such class of notes (b) any amounts due pursuant to clause (a) for such class for prior payment dates that remain unpaid and (c) interest accrued during the related accrual period on the amount described in clause (b) at the applicable Note Interest Rate.

Principal Deficiency Amount:

To the extent that the total principal balance of the notes exceeds the aggregate stated principal balance of the mortgage loans, a “Principal Deficiency Amount” is created for each class of notes (not to exceed the class principal balance of each such class of notes) in inverse order of seniority. The Class A-1 Notes are senior to the Class A-2 Notes.

Stepdown Date:

The later to occur of (x) the Payment Date occurring in June 2008 and (y) the first Payment Date on which the Credit Enhancement Percentage for the Senior Notes (calculated for this purpose only after taking into account distributions of principal on the related mortgage loans, but prior to any distribution of the Principal Distribution Amounts to the holders of the Notes then entitled to distributions of principal on such Payment Date) is greater than or equal to approximately 12.60%.

Trigger Event:

A “Trigger Event,” with respect to each Payment Date on or after the Stepdown Date exists if the three-month rolling average of the percent equal to the sum of the aggregate Stated Principal Balances of the related mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over  the sum of the aggregate Stated Principal Balances of the related mortgage loans as of the last day of the related due period, equals or exceeds 50% of  the aggregate amount of the Class M Notes plus the Overcollateralization Amount or if the Cumulative Loss Test has been violated.

Cumulative Loss Test:

The Cumulative Loss Test is violated on any Payment Date if the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the mortgage loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Payment Date.

Payment Date: Percentage June 2008 through May 2009: [ ]% June 2009 and thereafter [ ]%

Class A Principal Distribution Amount

For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the related Principal Funds for such Payment Date and (B) an amount equal to the excess of (x) the aggregate Note Principal Balance of the classes of Class A-1 and Class A-2 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of  (i) 87.40% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period and (B) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-1 Principal Distribution	For any applicable Payment Date on or after the related Stepdown Date as long as a
Amount:

related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the Principal Funds for such Payment Date and (B) an amount equal to the lesser of (x) the remaining Principal Funds for that Payment Date after payment of the Class A Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount and (2) the Note Principal Balance of the Class M-1 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately 90.70% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the  OC Floor.

Class M-2 Principal Distribution	For any applicable Payment Date on or after the related Stepdown Date as long as a
Amount:

related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the Principal Funds for such Payment Date and (B), an amount equal to the lesser of (x) the remaining Principal Funds for that Payment Date after payment of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date) and (3) the Note Principal Balance of the Class M-2 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately 92.20% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-3 Principal Distribution Amount:

For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the Principal Funds for such Payment Date and (B) an amount equal to the lesser of (x) the remaining Principal Funds for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date) and (4) the Note Principal Balance of the Class M-3 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately 93.30% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-4 Principal Distribution Amount:

For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the related Principal Funds for such Payment Date and (B) an amount equal to the lesser of (x) the remaining Principal Funds for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal

Distribution Amount, the Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class M-3 Notes(after taking into account the payment of the Class M-3 Principal Distribution Amount for such Payment Date) and (5) the Note Principal Balance of the Class M-4 Notes immediately prior to such Payment Date over (B) the lesser of (a) the product of (i) approximately 95.30% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-5 Principal Distribution Amount:

For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the Principal Funds for such Payment Date and (B) an amount equal to the lesser of (x) the remaining Principal Funds for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount  (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount for such Payment Date),  (5) the Note Principal Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount for such Payment Date),  and (6) the Note Principal Balance of the Class M-5 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately 97.40% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class B Principal Distribution	For any applicable Payment Date on or after the related Stepdown Date as long as a
Amount:

related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the Principal Funds for such Payment Date and (B) an amount equal to the lesser of (x) the remaining Principal Funds for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M5 Principal Distribution Amount  (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount for such Payment Date),  (5) the Note Principal Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount for such Payment Date),  (6) the Note Principal Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Distribution Amount for such Payment Date) and (7) the Note Principal Balance of the Class B Notes immediately prior to such Payment Date over

(B) the lesser of (a) the product of (i) approximately 98.60% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Yield Maintenance Agreements:

The issuer will benefit from a series of interest rate cap payments from the Yield Maintenance Provider pursuant to cap agreements purchased with respect to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Notes. The Cap Agreements are intended to partially mitigate the interest rate risk that could result from the difference between the Note Interest Rate on the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Notes and the Available Funds

Rate with respect to the mortgage loans (the “Cap Agreements”).

On each Payment Date, payments under the Cap Agreements will be an amount equal to the product of (i) the excess of One-Month LIBOR for such Distribution Date over the strike rate, (ii) the lesser of (a) the Note Principal Balance of the respective class for such Distribution Date and (b) the notional balance based on a prepayment speed of 20%CPR on the mortgage loans for such class on such Payment Date as set forth in Exhibit I, and (iii) the actual number of days in the corresponding accrual period divided by 360. It is anticipated that the Cap Agreements will include the following terms:

_.-	Class A Strike Rate: 5.36% for Months 1-5; 6.14% for Months 6-35; 7.56% for Months 36-57; and 8.04% for Months 58-59.
_.-	Class M-1 Strike Rate: 5.17% for Months 1-5; 5.95% for Months 6-35; 7.37% for Months 36-57; and 7.85% for Months 58-59.
_.-	Class M-2 Strike Rate: 5.14% for Months 1-5; 5.92% for Months 6-35; 7.34% for Months 36-57; and 7.82% for Months 58-59.
_.-	Class M-3 Strike Rate: 5.11% for Months 1-5; 5.89% for Months 6-35; 7.31% for Months 36-57; and 7.79% for Months 58-59.
_.-	Class M-4 Strike Rate: 4.96% for Months 1-5; 5.74% for Months 6-35; 7.16% for Months 36-57; and 7.64% for Months 58-59.
_.-	Class M-5 Strike Rate: 4.36% for Months 1-5; 5.14% for Months 6-35; 6.56% for Months 36-57; and 7.04% for Months 58-59.
_.-	Class B Strike Rate: 3.51% for Months 1-5; 4.29% for Months 6-35; 5.71% for Months 36-57; and 6.19% for Months 58-59.

Payments from the Yield Maintenance Agreements will be allocated in the following order of priority:

(1) first, to the holders of the Class A Notes, pro rataa, and then to the Class M-1, Class M2, Class M-3, Class M-4, Class M-5 and CLass B Notes, in that order, any Basis Risk Carry-Forward Amount for such notes on such payment date; and

(2) to the holder of the Equity Certificate. See Exhibit I for a schedule of Cap Notional Amount by month.
Yield Maintenance Provider:	An entity rated AA-/Aa3 by S&P and Moody’s (which may include an affiliate of the Depositor and/or Underwriter)

Exhibit I-Cap Agreement Notional Amounts

Assumptions:

- run at 20%CPR

Class A		Class M-1	Class M-2	Class M-3	Class M-4	Class M-5	Class B
Payment	Notional	Notional	Notional	Notional	Notional	Notional	Notional
Date	Balance	Balance	Balance	Balance	Balance	Balance	Balance
25-Jun-05	931,319,000	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Jul-05	911,051,016	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Aug-05	891,055,864	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Sep-05	871,495,202	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Oct-05	853,693,808	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Nov-05	836,820,732	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Dec-05	820,258,517	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Jan-06	804,001,435	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Feb-06	788,043,866	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Mar-06	772,380,290	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Apr-06	757,005,292	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-May-06	741,913,554	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Jun-06	727,099,858	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Jul-06	712,559,083	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Aug-06	698,286,198	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Sep-06	684,276,270	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Oct-06	670,524,454	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Nov-06	657,025,993	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Dec-06	643,776,221	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Jan-07	630,770,556	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Feb-07	618,004,500	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Mar-07	605,473,640	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Apr-07	593,173,641	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-May-07	581,100,251	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Jun-07	569,249,294	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Jul-07	557,616,674	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Aug-07	546,198,366	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Sep-07	534,990,424	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Oct-07	523,988,970	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Nov-07	513,190,202	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Dec-07	502,590,385	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Jan-08	492,185,852	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Feb-08	481,973,008	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Mar-08	471,948,319	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Apr-08	462,108,320	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-May-08	452,449,608	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Jun-08	442,968,843	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Jul-08	433,662,747	16,278,000	7,399,000	5,426,000	9,866,000	10,359,000	5,919,000
25-Aug-08	425,359,937	16,060,140	7,299,974	5,353,380	9,733,956	10,220,358	5,839,782
25-Sep-08	417,523,331	15,764,257	7,165,483	5,254,752	9,554,623	10,032,064	5,732,193
25-Oct-08	409,831,102	15,473,824	7,033,470	5,157,941	9,378,594	9,847,238	5,626,586
25-Nov-08	402,280,591	15,188,743	6,903,889	5,062,914	9,205,808	9,665,818	5,522,925
25-Dec-08	394,869,187	14,908,913	6,776,696	4,969,638	9,036,205	9,487,740	5,421,173
25-Jan-09	387,594,326	14,634,240	6,651,845	4,878,080	8,869,726	9,312,943	5,321,296
25-Feb-09	380,453,494	14,364,626	6,529,295	4,788,209	8,706,315	9,141,366	5,223,260
25-Mar-09	373,444,220	14,099,980	6,409,003	4,699,993	8,545,915	8,972,951	5,127,029
25-Apr-09	366,564,082	13,840,209	6,290,927	4,613,403	8,388,469	8,807,638	5,032,571
25-May-09	359,810,699	13,585,225	6,175,026	4,528,408	8,233,925	8,645,371	4,939,854
25-Jun-09	353,181,738	13,334,938	6,061,261	4,444,979	8,082,227	8,486,093	4,848,845
25-Jul-09	346,674,904	13,089,262	5,949,591	4,363,087	7,933,325	8,329,750	4,759,512
25-Aug-09	340,287,950	12,848,112	5,839,979	4,282,704	7,787,165	8,176,287	4,671,826
25-Sep-09	334,018,665	12,611,405	5,732,387	4,203,802	7,643,699	8,025,651	4,585,754
25-Oct-09	327,864,882	12,379,059	5,626,776	4,126,353	7,502,875	7,877,791	4,501,269
25-Nov-09	321,824,473	12,150,994	5,523,111	4,050,331	7,364,646	7,732,654	4,418,340
25-Dec-09	315,895,349	11,927,131	5,421,356	3,975,710	7,228,964	7,590,192	4,336,939
25-Jan-10	310,075,461	11,707,392	5,321,476	3,902,464	7,095,781	7,450,354	4,257,037
25-Feb-10	304,362,795	11,491,701	5,223,436	3,830,567	6,965,052	7,313,093	4,121,146
25-Mar-10	298,755,376	11,279,984	5,127,202	3,759,995	6,836,732	7,178,361	3,954,341
25-Apr-10	293,251,265	11,072,167	5,032,742	3,690,722	6,710,776	7,046,110	3,790,608

Exhibit II – Available Funds Cap Schedule

Assumptions:

_.- One-Month and Six-Month LIBOR at 20%

_.- 25% CPR to the 20% Optional Termination

Class A-1		Class A-2	Class M-1	Class M-2	Class M-3	Class M-4	Class M-5	Class B
Payment	Effective	Effective	Effective	Effective	Effective	Effective	Effective	Effective
Date	Coupon (%)	Coupon (%)	Coupon (%)	Coupon (%)	Coupon (%)	Coupon (%)	Coupon (%)	Coupon (%)

25-Jun-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Feb-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Mar-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Apr-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-May-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Feb-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Mar-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Apr-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-May-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-11	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50

Exhibit III-Price/Yield Tables

Assumptions:

	10% CPR	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR	55% CPR
Class A-1 Run to 20% Optional Price: 100.000
Yield (%)	3.40	3.40	3.41	3.40	3.40	3.40	3.40
WAL (yrs)	6.92	4.72	2.69	2.16	1.77	1.28	0.97
Start Date	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005
End Date	4/25/2019	4/25/2015	1/25/2011	12/25/2009	2/25/2009	2/25/2008	6/25/2007
Class A-2 Run to 20% Optional Termination
Price: 100.000
Yield (%)	3.48	3.48	3.48	3.48	3.48	3.48	3.48
WAL (yrs)	6.92	4.72	2.69	2.16	1.77	1.28	0.97
Start Date	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005
End Date	4/25/2019	4/25/2015	1/25/2011	12/25/2009	2/25/2009	2/25/2008	6/25/2007
Class M-1 Run to 20% Optional Termination
Price: 100.000
Yield (%)	3.61	3.61	3.61	3.61	3.61	3.61	3.61
WAL (yrs)	11.57	7.98	4.60	3.90	3.49	2.74	2.08
Start Date	12/25/2011	9/25/2009	6/25/2008	7/25/2008	8/25/2008	2/25/2008	6/25/2007
End Date	4/25/2019	4/25/2015	1/25/2011	12/25/2009	2/25/2009	2/25/2008	6/25/2007
Class M-2 Run to 20% Optional Termination
Price: 100.000
Yield	3.64	3.64	3.64	3.64	3.64	3.64	3.64
WAL (yrs)	11.57	7.98	4.60	3.89	3.47	2.74	2.08
Start Date	12/25/2011	9/25/2009	6/25/2008	7/25/2008	8/25/2008	2/25/2008	6/25/2007
End Date	4/25/2019	4/25/2015	1/25/2011	12/25/2009	2/25/2009	2/25/2008	6/25/2007
Class M-3 Run to 20% Optional Termination
Price: 100.000
Yield (%)	3.67	3.67	3.67	3.67	3.67	3.68	3.67
WAL (yrs)	11.57	7.98	4.60	3.89	3.43	2.74	2.08
Start Date	12/25/2011	9/25/2009	6/25/2008	7/25/2008	7/25/2008	2/25/2008	6/25/2007
End Date	4/25/2019	4/25/2015	1/25/2011	12/25/2009	2/25/2009	2/25/2008	6/25/2007
Class M-4 Run to 20% Optional Termination
Price: 100.000
Yield (%)	3.83	3.83	3.83	3.83	3.83	3.83	3.83
WAL (yrs)	11.57	7.98	4.60	3.87	3.43	2.74	2.08
Start Date	12/25/2011	9/25/2009	6/25/2008	6/25/2008	7/25/2008	2/25/2008	6/25/2007
End Date	4/25/2019	4/25/2015	1/25/2011	12/25/2009	2/25/2009	2/25/2008	6/25/2007
Class M-5 Run to 20% Optional Termination
Price: 100.000
Yield (%)	4.44	4.44	4.45	4.45	4.45	4.45	4.44
WAL (yrs)	11.57	7.98	4.60	3.86	3.40	2.74	2.08
Start Date	12/25/2011	9/25/2009	6/25/2008	6/25/2008	6/25/2008	2/25/2008	6/25/2007
End Date	4/25/2019	4/25/2015	1/25/2011	12/25/2009	2/25/2009	2/25/2008	6/25/2007
Class B Run to 20% Optional Termination
Price: 100.000
Yield (%)	5.33	5.33	5.33	5.33	5.33	5.33	5.32
WAL (yrs)	10.77	7.28	4.18	3.53	3.20	2.74	2.08
Start Date	12/25/2011	9/25/2009	6/25/2008	6/25/2008	6/25/2008	2/25/2008	6/25/2007
End Date	4/25/2019	4/25/2015	1/25/2011	12/25/2009	2/25/2009	2/25/2008	6/25/2007

Assumptions:

	10% CPR	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR	55% CPR
Class A-1 Run to Maturity Price: 100.000
Yield (%)	3.42	3.43	3.44	3.44	3.45	3.45	3.44
WAL (yrs)	7.88	5.56	3.27	2.64	2.18	1.54	1.11
Start Date	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005
End Date	11/25/2033	8/25/2030	9/25/2022	10/25/2019	7/25/2017	4/25/2014	1/25/2012
Class A-2 Run to Maturity
Price: 100.000
Yield (%)	3.50	3.51	3.52	3.53	3.53	3.53	3.52
WAL (yrs)	7.88	5.56	3.27	2.64	2.18	1.54	1.11
Start Date	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005	6/25/2005
End Date	11/25/2033	8/25/2030	9/25/2022	10/25/2019	7/25/2017	4/25/2014	1/25/2012
Class M-1 Run to Maturity
Price: 100.000
Yield (%)	3.63	3.64	3.65	3.65	3.65	3.67	3.72
WAL (yrs)	13.39	9.52	5.65	4.76	4.22	3.77	4.03
Start Date	12/25/2011	9/25/2009	6/25/2008	7/25/2008	8/25/2008	10/25/2008	3/25/2009
End Date	4/25/2028	2/25/2023	7/25/2016	6/25/2014	11/25/2012	10/25/2010	9/25/2009
Class M-2 Run to Maturity
Price: 100.000
Yield	3.66	3.67	3.68	3.68	3.68	3.70	3.75
WAL (yrs)	13.27	9.40	5.57	4.67	4.14	3.64	3.71
Start Date	12/25/2011	9/25/2009	6/25/2008	7/25/2008	8/25/2008	9/25/2008	1/25/2009
End Date	11/25/2026	10/25/2021	7/25/2015	8/25/2013	3/25/2012	4/25/2010	3/25/2009
Class M-3 Run to Maturity
Price: 100.000
Yield (%)	3.69	3.70	3.71	3.71	3.71	3.73	3.78
WAL (yrs)	13.16	9.30	5.50	4.61	4.05	3.56	3.56
Start Date	12/25/2011	9/25/2009	6/25/2008	7/25/2008	7/25/2008	9/25/2008	11/25/2008
End Date	12/25/2025	12/25/2020	12/25/2014	2/25/2013	10/25/2011	1/25/2010	1/25/2009
Class M-4 Run to Maturity
Price: 100.000
Yield (%)	3.85	3.86	3.87	3.87	3.87	3.89	3.95
WAL (yrs)	12.96	9.12	5.36	4.49	3.96	3.45	3.41
Start Date	12/25/2011	9/25/2009	6/25/2008	6/25/2008	7/25/2008	8/25/2008	9/25/2008
End Date	3/25/2025	3/25/2020	6/25/2014	9/25/2012	6/25/2011	10/25/2009	11/25/2008
Class M-5 Run to Maturity
Price: 100.000
Yield (%)	4.47	4.48	4.49	4.49	4.49	4.54	4.67
WAL (yrs)	12.34	8.60	5.00	4.18	3.69	3.23	3.23
Start Date	12/25/2011	9/25/2009	6/25/2008	6/25/2008	6/25/2008	6/25/2008	7/25/2008
End Date	4/25/2023	7/25/2018	3/25/2013	9/25/2011	8/25/2010	2/25/2009	9/25/2008
Class B Run to Matrity
Price: 100.000
Yield (%)	5.33	5.33	5.33	5.33	5.33	5.44	5.67
WAL (yrs)	10.77	7.28	4.18	3.53	3.20	3.08	3.11
Start Date	12/25/2011	9/25/2009	6/25/2008	6/25/2008	6/25/2008	6/25/2008	6/25/2008
End Date	7/25/2019	7/25/2015	2/25/2011	1/25/2010	3/25/2009	6/25/2008	7/25/2008

Exhibit IV – Collateral Summary

HomeBanc Mortgage Trust, Series 2005-3 Preliminary Collateral Information As of May 1, 2005

TOTAL CURRENT BALANCE:	$986,566,026
TOTAL ORIGINAL
BALANCE:	$991,177,110
NUMBER OF LOANS:	4,918
	TOTAL	MIN	MAX
AVG CURRENT BALANCE:	$200,603	$9,855	$2,400,000
AVG ORIGINAL AMOUNT:	$201,541	$10,000	$2,400,000
WAVG GROSS COUPON:	5.637%	2.795%	8.250%
WAVG GROSS MARGIN:	2.323%	1.375%	4.875%
WAVG MAX INT RATE:	12.964%	9.500%	16.000%
WAVG PERIODIC RATE CAP:	4.911%	1.000%	5.000%
*Non -zero weighted average
WAVG ORIGINAL LTV:	75.92%	2.33%	103.64%
WAVG ORIGINAL CLTV:	86.23%	26.65	103.64%
WAVG FICO SCORE:	726	622	821
*Non -zero weighted average
WAVG ORIGINAL TERM:	350	240	360
WAVG REMAINING TERM:	349	238	360
WAVG SEASONING:	1	0	20
WAVG RATE ADJ FREQ:	6	1	6

TOP 3 STATES: Florida 56.99%

Georgia 37.27%

North Carolina 4.63%

MAXIMUM 3 ZIP CODES: Tampa, FL 33602 1.63%

Ft. Lauderdale, FL 33301 1.50%

Bonita Springs, FL 34134 1.23%

FIRST PAY DATE:                                  10/1/2003 7/1/2005 RATE CHANG DATE:                                   6/1/2005 6/1/2012 MATURE DATE:                                     3/1/2025 6/1/2035

Number			Total	Total
of			Current	Percent of
Mortgag
CURRENT BALANCE:		e Loans	Balance	Mortgage Loans
0	-50,000	839	$24,372,617	2.47%
50,001 -100,000		468	36,740,036	3.72
100,001	-150,000	1,007	127,341,223	12.91
150,001	-200,000	853	148,769,450	15.08
200,001	-250,000	537	120,701,060	12.23
250,001	-300,000	333	91,429,459	9.27
300,001	-350,000	225	72,791,420	7.38
350,001	-400,000	174	64,839,977	6.57
400,001	-450,000	119	50,654,082	5.13
450,001	-500,000	95	45,201,721	4.58
500,001	-550,000	55	28,960,119	2.94
550,001	-600,000	46	26,512,838	2.69
600,001	-650,000	50	31,545,652	3.20
650,001	-700,000	17	11,601,582	1.18
700,001	-750,000	13	9,485,281	0.96
750,001	-800,000	14	11,007,950	1.12
800,001	-850,000	10	8,289,683	0.84
850,001 -900,000		8	6,998,520	0.71
900,001	-950,000	6	5,529,412	0.56
950,001 - 1,000,000		17	16,785,719	1.70
1,000,001 - 1,100,000		6	6,290,500	0.64
1,100,001 - 1,200,000		3	3,498,550	0.35
1,200,001 - 1,300,000		3	3,820,750	0.39
1,300,001 - 1,400,000		5	6,664,000	0.68
1,400,001 - 1,500,000		3	4,425,000	0.45
1,500,001 +		12	22,309,425	2.26
Total		4,918	$986,566,026	100.00%

Number		Total	Total
of		Current	Percent of
Mortgag
GROSS COUPON:	e Loans	Balance	Mortgage Loans
2.500 -2.999	1	$943,562	0.10%
3.500 -3.999	1	653,200	0.07
4.000 -4.499	41	12,038,775	1.22
4.500 -4.999	332	107,862,418	10.93
5.000 -5.499	1,049	268,780,196	27.24
5.500 -5.999	1,446	346,461,289	35.12
6.000 -6.499	715	135,988,009	13.78
6.500 -6.999	687	74,767,885	7.58
7.000 -7.499	397	27,726,952	2.81
7.500 -7.999	143	6,453,595	0.65
8.000 -8.499	106	4,890,145	0.50
Total	4,918	$986,566,026	100.00%

HomeBanc Mortgage Trust 2005-3 Publicly Offered Note Computational Materials: Term Sheet

Number		Total	Total
of		Current	Percent of
GROSS MARGIN:	Mortgage Loans	Balance	Mortgage Loans
0.000	3	$953,400	0.10%
1.375	3	505,900	0.05
1.500	2	1,310,000	0.13
1.625	19	6,830,215	0.69
1.750	18	5,566,327	0.56
1.875	19	7,200,701	0.73
2.000	16	6,456,753	0.65
2.125	53	17,386,181	1.76
2.250	3,607	875,708,562	88.76
2.375	4	566,990	0.06
2.500	1	290,147	0.03
2.625	2	2,744,850	0.28
2.750	21	4,731,785	0.48
2.875	3	496,150	0.05
3.000	84	4,612,017	0.47
3.125	4	1,450,950	0.15
3.250	38	1,846,190	0.19
3.375	65	2,925,772	0.30
3.500	323	17,568,719	1.78
3.625	37	1,695,799	0.17
3.750	97	5,594,515	0.57
3.875	41	2,247,393	0.23
4.000	183	7,308,057	0.74
4.125	39	1,781,828	0.18
4.250	55	1,224,596	0.12
4.375	15	616,002	0.06
4.500	38	1,422,000	0.14
4.625	26	1,002,831	0.10
4.750	101	4,508,895	0.46
4.875	1	12,500	0.00
Total	4,918	$986,566,026	100.00%

Number		Total	Total
of		Current	Percent of
Mortgage			Mortgage
MAX INT RATE:	Loans	Balance	Loans

9.750 or Less	3	$2,507,950	0.25%
9.751 - 10.000	2	664,800	0.07
10.001 - 10.250	1	94,850	0.01
10.501 - 10.750	6	2,255,000	0.23
10.751 - 11.000	17	4,083,155	0.41
11.001 - 11.250	39	12,273,413	1.24
11.251 - 11.500	51	11,170,550	1.13
11.501 - 11.750	63	15,096,367	1.53
11.751 - 12.000	277	84,659,153	8.58
12.001 - 12.250	36	7,894,680	0.80
12.251 - 12.500	32	6,144,160	0.62
12.501 - 12.750	14	2,679,200	0.27
12.751 - 13.000	3,232	781,494,552	79.21
13.001 - 13.250	22	5,067,390	0.51
13.251 - 13.500	14	3,302,695	0.33
13.501 - 13.750	1	192,200	0.02
14.001 +	1,108	46,985,910	4.76
Total	4,918	$986,566,026	100.00%

Number		Total	Total
of		Current	Percent of
Mortgage			Mortgage
PERIODIC RATE CAP:	Loans	Balance	Loans
Uncapped	4,872	$970,378,798	98.36%
1.000	1	359,900	0.04
5.000	45	15,827,327	1.60
Total	4,918	$986,566,026	100.00%
	Number	Total	Total
	of	Current	Percent of
ORIGINAL TERM:	Mortgage Loans	Balance	Mortgage Loans
240	1,111	$47,146,310	4.78%
300	206	71,581,852	7.26
360	3,601	867,837,863	87.97
Total	4,918	$986,566,026	100.00%

Number			Total	Total
of			Current	Percent of
REMAINING TERM:		Mortgage Loans	Balance	Mortgage Loans
	238	10	$295,743	0.03%
	239	605	25,763,576	2.61
	240	496	21,086,991	2.14
	280	1	99,990	0.01
	281	1	943,562	0.10
	284	1	329,100	0.03
	285	2	285,565	0.03
	286	2	567,103	0.06
	287	4	1,260,672	0.13
	288	5	824,605	0.08
	293	1	272,500	0.03
	296	2	1,857,250	0.19
	297	32	9,647,935	0.98
	298	62	20,881,726	2.12
	299	54	19,258,956	1.95
	300	39	15,352,888	1.56
	348	2	253,070	0.03
	350	1	204,981	0.02
	352	3	846,034	0.09
	353	2	321,884	0.03
	354	4	1,190,334	0.12
	355	6	1,454,050	0.15
	356	3	545,850	0.06
	357	414	97,564,710	9.89
	358	888	211,071,429	21.39
	359	1,265	312,209,402	31.65
	360	1,013	242,176,119	24.55
Total		4,918	$986,566,026	100.00%

Number		Total	Total
of		Current	Percent of
SEASONING:	Mortgage Loans	Balance	Mortgage Loans
0	1,548	$278,615,997	28.24%
1	1,924	357,231,935	36.21
2	960	232,248,898	23.54
3	446	107,212,644	10.87
4	5	2,403,100	0.24
5	6	1,454,050	0.15
6	4	1,190,334	0.12
7	3	594,384	0.06
8	3	846,034	0.09
10	1	204,981	0.02
12	7	1,077,675	0.11
13	4	1,260,672	0.13
14	2	567,103	0.06
15	2	285,565	0.03
16	1	329,100	0.03
19	1	943,562	0.10
20	1	99,990	0.01
Total	4,918	$986,566,026	100.00%
	Number	Total	Total
	of	Current	Percent of
RATE ADJ FREQ:	Mortgage Loans	Balance	Mortgage Loans
1-Month	83	$35,776,463	3.63%
6-Month	4,835	950,789,563	96.37
Total	4,918	$986,566,026	100.00%

Number		Total	Total
of		Current	Percent of
NEXT RATE CHANGE DATE:	Mortgage Loans	Balance	Mortgage Loans
6/1/2005	65	$27,365,676	2.77%
7/1/2005	21	9,139,988	0.93
8/1/2005	27	7,210,394	0.73
9/1/2005	58	14,112,154	1.43
10/1/2005	652	37,699,267	3.82
11/1/2005	529	32,318,151	3.28
12/1/2005	6	303,350	0.03
5/1/2007	1	157,171	0.02
12/1/2007	3	604,100	0.06
1/1/2008	1	176,950	0.02
2/1/2008	83	19,195,935	1.95
3/1/2008	237	54,786,355	5.55
4/1/2008	268	68,810,296	6.97
5/1/2008	163	35,444,690	3.59
6/1/2008	4	554,100	0.06
5/1/2009	1	95,899	0.01
7/1/2009	1	204,981	0.02
10/1/2009	1	260,000	0.03
11/1/2009	2	246,334	0.02
12/1/2009	2	699,150	0.07
1/1/2010	1	186,450	0.02
2/1/2010	286	65,149,884	6.60
3/1/2010	540	128,162,667	12.99
4/1/2010	891	215,790,173	21.87
5/1/2010	741	178,638,712	18.11
6/1/2010	13	3,539,200	0.36
11/1/2011	1	156,000	0.02
2/1/2012	40	12,282,091	1.24
3/1/2012	103	26,579,406	2.69
4/1/2012	99	26,155,134	2.65
5/1/2012	73	18,590,767	1.88
6/1/2012	5	1,950,600	0.20
Total	4,918	$986,566,026	100.00%

Number		Total	Total
of		Current	Percent of
LIEN POSITION:	Mortgage Loans	Balance	Mortgage Loans
FIRST LIEN SECOND LIEN – PIGGY BACK	3,807 720	$939,419,716 30,838,971	95.22 3.13%
SECOND LIEN – STAND ALONE	391	16,307,339	1.65
Total	4,918	$986,566,026	100.00%
	Number	Total	Total
	of	Current	Percent of
ORIGINAL LTV:	Mortgage Loans	Balance	Mortgage Loans
FIRST LIEN
0.00 -30.00	5	$897,714	0.09%
30.01 -40.00	21	3,872,288	0.39
40.01 -50.00	40	12,928,920	1.31
50.01 -55.00	36	10,415,971	1.06
55.01 -60.00	52	20,473,277	2.08
60.01 -65.00	82	36,549,530	3.7
65.01 -70.00	101	38,478,131	3.9
70.01 -75.00	210	77,001,779	7.81
75.01 -80.00	2,642	602,662,900	61.09
80.01 -85.00	22	5,241,914	0.53
85.01 -90.00	188	43,561,062	4.42
90.01 -95.00	151	31,559,172	3.2
95.01 -100.00	256	55,492,157	5.62
100.01 +	1	284,900	0.03
CLTV (SECOND LIEN) 65.01 -70.00	1	120,000	0.01
70.01 -75.00	2	325,000	0.03
75.01 -80.00	6	758,450	0.08
80.01 -85.00	15	923,738	0.09
85.01 -90.00	357	10,685,047	1.08
90.01 -95.00	190	7,959,322	0.81
95.01 -100.00	537	26,209,554	2.66
100.01 +	3	165,200	0.02
Total	4,918	$986,566,026	100.00%

Number			Total	Total
of			Current	Percent of
FICO SCORE: Unavailable	Mortgage Loans 16	$	Balance 3,401,799	Mortgage Loans 0.34%
620 - 639	47		13,712,991	1.39
640 - 659	186		40,424,011	4.10
660 - 679	566		107,893,317	10.94
680 - 699	644		127,993,045	12.97
700 - 719	751		154,423,013	15.65
720 - 739	694		142,714,547	14.47
740 - 759	687		139,395,693	14.13
760 - 779	728		140,488,397	14.24
780 - 799	460		91,005,731	9.22
800 - 819	138		24,983,183	2.53
820 - 839	1		130,300	0.01
Total	4,918		$986,566,026	100.00%
	Number		Total	Total
	of		Current	Percent of
DOCUMENTATION:	Mortgage Loans		Balance	Mortgage Loans
Full/Alt Documentation*	3,744		$703,204,808	71.28%
No Documentation	73		15,827,645	1.60
No Ratio	63		15,230,772	1.54
Stated Income	987		236,337,814	23.96
Stated/Stated	51		15,964,986	1.62
Total	4,918		$986,566,026	100.00%

* Full/Alt Documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and/or Freddie Mac.

Number		Total	Total
of		Current	Percent of
OCCUPANCY:	Mortgage Loans	Balance	Mortgage Loans
Investor	818	$114,928,408	11.65%
Owner Occupied	3,598	750,904,378	76.11
Second Home	502	120,733,240	12.24

Total 4,918 $ 986,566,026 100.00%

Number		Total	Total
of		Current	Percent of
PROPERTY TYPE:	Mortgage Loans	Balance	Mortgage Loans
2-4 Family	62	$12,929,960	1.31%
Condominium	1,062	177,720,217	18.01
PUD	2,147	460,734,011	46.70
Single Family	1,612	330,309,769	33.48
Townhouse	35	4,872,069	0.49
Total	4,918	$986,566,026	100.00%

Number		Total	Total
of		Current	Percent of
PURPOSE:	Mortgage Loans	Balance	Mortgage Loans
Cash Out Refinance	439	$126,608,468	12.83%
Const Int Only Const-Perm	116	4,793,644 2,150,720	0.49 0.22
Other	8	520,579	0.05
Purchase	3,878	699,459,563	70.90
Rate/Term Refinance	576	153,033,050	15.51
Total	4,918	$986,566,026	100.00%
	Number	Total	Total
	of	Current	Percent of
STATES:	Mortgage Loans	Balance	Mortgage Loans
Alabama	2	$599,900	0.06%
Colorado	5	1,782,200	0.18
Florida	2,583	562,266,467	56.99
Georgia North Carolina	2,015289	367,655,088 45,649,939	37.27 4.63
South Carolina	22	7,834,183	0.79
Tennessee	2	778,250	0.08
Total	4,918	$986,566,026	100.00%

HomeBanc Mortgage Trust 2005-3 Publicly Offered Note Computational Materials: Term Sheet

Number		Total	Total
of		Current	Percent of
DEBT TO INCOME RATIO:	Mortgage Loans	Balance	Mortgage Loans
0.00 – 10.00	534	$75,230,986	7.63%
10.01 – 15.00	456	69,445,557	7.04
15.01 – 20.00	524	95,360,776	9.67
20.01 – 25.00	651	135,801,332	13.77
25.01 – 30.00	698	157,596,730	15.97
30.01 – 35.00	739	164,180,952	16.64
35.01 – 40.00	687	154,132,117	15.62
40.01 – 45.00	530	111,458,589	11.30
45.01 – 50.00	79	18,006,140	1.83
50.01 – 55.00	16	4,090,146	0.41
55.01 – 60.00	2	164,450	0.02
60.01 – 65.00	1	475,000	0.05
70.01 and greater	1	623,250	0.06
Total	4,918	$986,566,026	100.00%

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed.  Please read and understand this entire statement before utilizing the Information.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.  Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.  Performance results are based on mathematical models that use inputs to calculate results.  As with all models, results may vary significantly depending upon the value of the inputs given.  Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements).  Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.  Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates.  You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon.  Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates.  We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you.  Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities.  If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.  The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.